UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 22, 2006


                                SHEERVISION, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   000-27629                 23-2426437
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      (State or other       (Commission File Number)         (IRS Employer
      jurisdiction of                                     Identification No.)
      incorporation)


4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA         90274
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (310) 265-8918

         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

         The Registrant concluded on September 22, 2006 that the Registrant's consolidated financial statements contained within the Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended May 31, 2006, should be restated, and that such previously filed financial statements should no longer be relied upon. The Registrant has amended and filed the consolidated financial statements on Form 10-QSB/A for the interim period ended May 31, 2006, on September 22, 2006. The effects of this restatement affects the interim statements only.

         The Registrant determined that the fair values of the 2005 warrants issued to Northeast Securities (the "Agent's Warrants") and the warrants issued to Hallmark Capital (the "Hallmark Warrants") had not been properly reflected as an issue cost of our 12% convertible notes. Accordingly, the Registrant has restated its financial statements for the three months and nine months ending May 31, 2006 to reflect additional debt issue costs and amortization. The total fair value of $182,711 of the 2005 Agent's Warrants and the Hallmark Warrants has been credited to additional paid-in capital and charged to deferred financing costs. Amortization of deferred financing costs will increase by $45,678 and $137,033 for the three months and nine months ending May 31, 2006, respectively. The total fair value of $162,950 of the 2006 Agent's Warrants has been credited to additional paid-in capital and charged to deferred financing costs and the fair value of $245,460 of the warrants issued with the 9% notes has been credited to additional paid-in capital and charged to deferred financing costs.

         The officers have discussed the foregoing with the Registrant's independent registered public accounting firm.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 28, 2006

                              CLEAN WATER TECHNOLOGIES, INC.



                              By:   /s/ Suzanne Lewsadder
                                   ------------------------------
                                   Name:  Suzanne Lewsadder
                                   Title: Chief Executive Officer